                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                                                                         Distribution Date:             7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          4,717,500.00
               Class B Note Interest Requirement                            279,708.54
               Class C Note Interest Requirement                            146,724.55
                        Total                                             5,143,933.09

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               5.55000
               Class B Note Interest Requirement                               5.79167
               Class C Note Interest Requirement                               2.17000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              850,000,000
               Class B Note Principal Balance                               48,295,000
               Class C Note Principal Balance                               67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account                  38,636,400.00

(v)     Required Owner Trust Spread Account Amount                       38,636,400.00



                     By:
                                         --------------------------------------

                     Name:               Patricia M. Garvey
                     Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                            0.00
              Class B Principal Payment                                            0.00
              Class C Principal Payment                                            0.00
                         Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                            0.00
              Class B Principal Payment                                            0.00
              Class C Principal Payment                                            0.00
                         Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                           1,172,500.00
               Class B Note Interest Requirement                             106,458.33
               Class C Note Interest Requirement                             160,624.71
                         Total                                             1,439,583.04

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                                1.56333
               Class B Note Interest Requirement                                1.70333
               Class C Note Interest Requirement                                1.99889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                               750,000,000
               Class B Note Principal Balance                                62,500,000
               Class C Note Principal Balance                                80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                    8,928,570.00

(v)     Required Owner Trust Spread Account Amount                         8,928,570.00



                                     By:
                                                         ----------------------

                                     Name:               Patricia M. Garvey
                                     Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-2


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,358,000.00
               Class B Note Interest Requirement                            124,250.00
               Class C Note Interest Requirement                            189,000.84
                        Total                                             1,671,250.84

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.50889
               Class B Note Interest Requirement                               1.65667
               Class C Note Interest Requirement                               1.96000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              900,000,000
               Class B Note Principal Balance                               75,000,000
               Class C Note Principal Balance                               96,429,000

(iv)    Amount on deposit in Owner Trust Spread Account                  10,714,290.00

(v)     Required Owner Trust Spread Account Amount                       10,714,290.00



                                       By:
                                                          ----------------------

                                       Name:              Patricia M. Garvey
                                       Title:             Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,149,166.67
               Class B Note Interest Requirement                            106,458.33
               Class C Note Interest Requirement                            158,749.72
                        Total                                             1,414,374.72

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.53222
               Class B Note Interest Requirement                               1.70333
               Class C Note Interest Requirement                               1.97556

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              750,000,000
               Class B Note Principal Balance                               62,500,000
               Class C Note Principal Balance                               80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                   8,928,570.00

(v)     Required Owner Trust Spread Account Amount                        8,928,570.00



                                       By:
                                                          ----------------------

                                       Name:              Patricia M. Garvey
                                       Title:             Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,099,560.00
               Class B Note Interest Requirement                            103,662.22
               Class C Note Interest Requirement                            160,055.00
                        Total                                             1,363,277.22

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.54000
               Class B Note Interest Requirement                               1.74222
               Class C Note Interest Requirement                               2.09222

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              714,000,000
               Class B Note Principal Balance                               59,500,000
               Class C Note Principal Balance                               76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account                   8,500,000.00

(v)     Required Owner Trust Spread Account Amount                        8,500,000.00



                                      By:
                                                         ----------------------

                                      Name:              Patricia M. Garvey
                                      Title:             Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                           0.00
              Class B Principal Payment                                           0.00
              Class C Principal Payment                                           0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                            762,222.22
               Class B Note Interest Requirement                             71,295.16
               Class C Note Interest Requirement                            114,167.88
                        Total                                               947,685.26

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.52444
               Class B Note Interest Requirement                               1.71111
               Class C Note Interest Requirement                               2.13111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              500,000,000
               Class B Note Principal Balance                               41,666,000
               Class C Note Principal Balance                               53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account                   5,952,380.00

(v)     Required Owner Trust Spread Account Amount                        5,952,380.00



                                        By:
                                                         ----------------------

                                        Name:              Patricia M. Garvey
                                        Title:             Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,114,166.67
               Class B Note Interest Requirement                            105,972.22
               Class C Note Interest Requirement                            168,124.70
                        Total                                             1,388,263.59

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.48556
               Class B Note Interest Requirement                               1.69556
               Class C Note Interest Requirement                               2.09222

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              750,000,000
               Class B Note Principal Balance                               62,500,000
               Class C Note Principal Balance                               80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account                   8,928,570.00

(v)     Required Owner Trust Spread Account Amount                        8,928,570.00



                                       By:
                                                           ---------------------

                                       Name:               Patricia M. Garvey
                                       Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of Net Swap Payment                                                0.00
        Amount of Net Swap Receipt                                        2,566,657.33

(ii)    Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(iii)   Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest                                      3,850,000.00
               Class B Note Interest                                        120,866.67
               Class C Note Interest                                        191,800.00
                        Total                                             4,162,666.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest                                           4.58333
               Class B Note Interest                                           1.72667
               Class C Note Interest                                           2.13111

(iv)    Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              840,000,000
               Class B Note Principal Balance                               70,000,000
               Class C Note Principal Balance                               90,000,000

(v)     Amount on deposit in Owner Trust Spread Account                  10,000,000.00

(vi)    Required Owner Trust Spread Account Amount                       10,000,000.00



                                       By:
                                                           ---------------------

                                       Name:               Patricia M. Garvey
                                       Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,901,200.00
               Class B Note Interest Requirement                            187,016.67
               Class C Note Interest Requirement                            298,200.00
                        Total                                             2,386,416.67

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.50889
               Class B Note Interest Requirement                               1.78111
               Class C Note Interest Requirement                               2.20889

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                            1,260,000,000
               Class B Note Principal Balance                              105,000,000
               Class C Note Principal Balance                              135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  15,000,000.00

(v)     Required Owner Trust Spread Account Amount                       15,000,000.00



                                       By:
                                                           ---------------------

                                       Name:               Patricia M. Garvey
                                       Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,544,480.00
               Class B Note Interest Requirement                            151,573.33
               Class C Note Interest Requirement                            246,960.00
                        Total                                             1,943,013.33

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.53222
               Class B Note Interest Requirement                               1.80444
               Class C Note Interest Requirement                               2.28667

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                            1,008,000,000
               Class B Note Principal Balance                               84,000,000
               Class C Note Principal Balance                              108,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  12,000,000.00

(v)     Required Owner Trust Spread Account Amount                       12,000,000.00



                                       By:
                                                           ---------------------

                                       Name:               Patricia M. Garvey
                                       Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,267,466.67
               Class B Note Interest Requirement                            121,411.11
               Class C Note Interest Requirement                            197,400.00
                        Total                                             1,586,277.78

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.50889
               Class B Note Interest Requirement                               1.73444
               Class C Note Interest Requirement                               2.19333

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                              840,000,000
               Class B Note Principal Balance                               70,000,000
               Class C Note Principal Balance                               90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  10,000,000.00

(v)     Required Owner Trust Spread Account Amount                       10,000,000.00



                                       By:
                                                           ---------------------

                                       Name:               Patricia M. Garvey
                                       Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          1,728,720.00
               Class B Note Interest Requirement                            165,402.22
               Class C Note Interest Requirement                            268,520.00
                        Total                                             2,162,642.22

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               1.47000
               Class B Note Interest Requirement                               1.68778
               Class C Note Interest Requirement                               2.13111

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                            1,176,000,000
               Class B Note Principal Balance                               98,000,000
               Class C Note Principal Balance                              126,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  14,000,000.00

(v)     Required Owner Trust Spread Account Amount                       14,000,000.00



                                       By:
                                                           ---------------------

                                       Name:               Patricia M. Garvey
                                       Title:              Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                                                            Distribution Date:                          7/15/02
------------------------------------------------------------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                            0.00
             Class B Principal Payment                                            0.00
             Class C Principal Payment                                            0.00
                        Total

(ii)    Amount of the distribution allocable to the interest on the Notes
               Class A Note Interest Requirement                          3,259,412.80
               Class B Note Interest Requirement                            309,184.40
               Class C Note Interest Requirement                            497,572.80
                        Total                                             4,066,170.00

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                               2.58684
               Class B Note Interest Requirement                               2.94461
               Class C Note Interest Requirement                               3.68572

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                            1,260,000,000
               Class B Note Principal Balance                              105,000,000
               Class C Note Principal Balance                              135,000,000

(iv)    Amount on deposit in Owner Trust Spread Account                  15,000,000.00

(v)     Required Owner Trust Spread Account Amount                       15,000,000.00



                                      By:
                                                          ---------------------

                                      Name:               Patricia M. Garvey
                                      Title:              Vice President